                                                                    EXHIBIT 10.1

                             SHAREHOLDERS AGREEMENT


         This SHAREHOLDERS AGREEMENT (this "Agreement"), dated as of October 14, 1996, is made and entered into among Digital Systems International, Inc., a Washington corporation ("Digital"), ViewStar Corporation, a California corporation ("ViewStar"), certain shareholders of Digital listed on Schedule A attached hereto who are also directors or executive officers of Digital (individually, a "Digital Shareholder" and collectively, the "Digital Shareholders"), and certain shareholders of ViewStar listed on Schedule B attached hereto (individually, a "ViewStar Shareholder" and collectively, the "ViewStar Shareholders").

                                    RECITALS

         A. Concurrently herewith, Digital, Vision Merger Corporation, a wholly owned subsidiary of Digital ("Merger Sub"), and ViewStar have entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which Merger Sub will merge with and into ViewStar (the "Merger"). Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Merger Agreement.

         B. Approval of the Merger Agreement by ViewStar's shareholders and approval of the issuance of Digital Common Shares in the Merger (the "Issuance") by Digital's shareholders are each conditions to the consummation of the Merger.

         C. For federal income tax purposes, it is intended that the Merger shall qualify as a reorganization within the meaning of Section 368(a) of the Code.

         D. It is also intended that the Merger shall be recorded for accounting purposes as a pooling of interests.

         E. As a condition to the parties' entering into the Merger Agreement, ViewStar has required that the Digital Shareholders agree, and Digital has required that the ViewStar Shareholders agree, and the Digital Shareholders and the ViewStar Shareholders have each agreed, to enter into this Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties hereto agree as follows:

         1.       REPRESENTATIONS AND WARRANTIES OF EACH VIEWSTAR SHAREHOLDER

         Each ViewStar Shareholder represents and warrants to Digital and the Digital Shareholders that:

                  (a)      General Representations.

                            (i) As of the date hereof such ViewStar Shareholder
owns beneficially or of record the number of Shares set forth on Schedule B hereto, and there are no outstanding proxies with respect to such Shares.

                            (ii) Such ViewStar Shareholder has the requisite
power to enter into this Agreement and to carry out his, her or its obligations hereunder. If such ViewStar Shareholder is a corporation or other entity, the execution and delivery of this Agreement by such ViewStar Shareholder and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or other action on the part of such ViewStar Shareholder.

                            (iii) This Agreement is a legal and valid agreement
and obligation binding upon such ViewStar Shareholder, enforceable against such ViewStar Shareholder in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application which may affect the enforcement of creditors' rights generally and by general equitable principles.

                            (iv) The execution and delivery of this Agreement
does not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of or default (with or without notice or lapse of time or both) under, any provision of (A) in the case of a ViewStar Shareholder which is a corporation or other entity, its charter, bylaws or other organizational documents or (B) in the case of any ViewStar Shareholder, any agreement, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to such ViewStar Shareholder or to his, her or its property or assets.

                            (v) No consent, approval, order or authorization of,
or registration, declaration or filing with, any court or Governmental Body, is required by or with respect to such ViewStar Shareholder in connection with the execution and delivery of this Agreement or the consummation by such ViewStar Shareholder of the transactions contemplated hereby.

                  (b)      Pooling Covenants and Representations.

                            (i) During the period from the execution hereof
until 30 days prior to the Effective Time, without the consent of Digital (which shall not be unreasonably withheld) such ViewStar Shareholder will not sell, transfer or otherwise dispose of any securities of ViewStar or any shares of capital stock of Digital held by such Shareholder except for (A) transfers or other dispositions of a number of Shares less than 10% of the sum of (1) the number of Shares held by such ViewStar Shareholder and (2) the number of Shares subject to currently exercisable options held by such ViewStar Shareholder, (B) transfers or other dispositions by operation of law upon the death of such ViewStar Shareholder or by the estate of such ViewStar Shareholder if necessary to pay estate taxes, or (C) other transfers or dispositions that will not prevent Digital from accounting for the Merger as a pooling of interests, taking into account the actions of other Affiliates.

                            (ii) From and after 30 days prior to the Effective
Time, such ViewStar Shareholder will not sell, transfer or otherwise dispose of any securities of ViewStar, any Digital Common Shares received by such ViewStar Shareholder in the Merger or any other shares of capital stock of Digital until after such time as results covering at least 30 days of combined operations of Digital and ViewStar have been published by Digital, in the form of a quarterly earnings report, an effective registration statement filed with the SEC, a report to the SEC on Form 10-K, 10-Q or 8-K, or any other public filing or press release or other announcement which includes the combined sales and net income of Digital and ViewStar, except as provided in Section 1(e) and except for transfers or other dispositions that, taking into account the actions of other Affiliates, will not prevent Digital from accounting for the Merger as a pooling of interests.

                  (c)      Securities Act Covenants and Representations.

                            i) Such ViewStar Shareholder has been advised that
the offering, sale and delivery of Digital Common Shares pursuant to the Merger will be registered under the Securities Act on a Registration Statement on Form S-4. Such

ViewStar Shareholder has also been advised, however, that to the extent such ViewStar Shareholder is considered an Affiliate of ViewStar at the time the Merger Agreement is submitted for a vote of the shareholders of ViewStar, any public offering or sale by such ViewStar Shareholder of any Digital Common Shares received by such ViewStar Shareholder in the Merger will, under current law, require either (A) further registration under the Securities Act of such Digital Common Shares to be sold by such ViewStar Shareholder, (B) compliance with Rule 145 promulgated by the SEC under the Securities Act or (C) the availability of another exemption from such registration under the Securities Act.

                            (ii) Such ViewStar Shareholder has read this
Agreement and the Merger Agreement and has discussed their requirements and other applicable limitations upon such ViewStar Shareholder's ability to sell, transfer or otherwise dispose of Digital Common Shares, to the extent such ViewStar Shareholder believed necessary, with such ViewStar Shareholder's counsel or counsel for ViewStar.

                            (iii) Such ViewStar Shareholder also understands
that stop transfer instructions will be given to Digital's transfer agent with respect to Digital Common Shares and that a legend will be placed on the certificates for the Digital Common Shares issued to such ViewStar Shareholder in the Merger, or any substitutions.

                  (d)      Tax Covenants and Representations.

                  In addition to, and not in lieu of, the representations set forth in clauses (b) and (c) above, each ViewStar Shareholder represents and warrants to Digital that, except for distributions permitted by clause (e) below, such ViewStar Shareholder has no plan or intention to sell, transfer or otherwise dispose of a number of Digital Common Shares to be received by such ViewStar Shareholder in the Merger that would reduce such ViewStar Shareholder's ownership of Digital Common Shares to a number of shares having a value, as of the date of the Merger, of less than 75% of the value of all of the formerly outstanding capital stock of ViewStar held by such ViewStar Shareholder as of the same date. Furthermore, each ViewStar Shareholder that will make a distribution permitted by clause (e) below represents and warrants that it does not, and to its knowledge its partners do not, have any plan or intention to sell, transfer or otherwise dispose of a number of Digital Common Shares to be received by such ViewStar Shareholder in the Merger that would, taking into account any sales, transfers or dispositions by the ViewStar Shareholder described in the previous sentence, reduce the aggregate number of Digital Common Shares held by such ViewStar Shareholder and its partners to a number having a value, as of the Effective Time, of less than 75% of the value of all of the Digital Common Shares received by such ViewStar Shareholder in the Merger. For purposes of these representations, shares of ViewStar capital stock exchanged for cash or other property and Shares exchanged for cash in lieu of fractional Digital Common Shares will be treated as outstanding ViewStar capital stock, and any Digital Common Shares held by such ViewStar Shareholder on the date hereof and otherwise sold, redeemed or disposed of prior to or subsequent to the Effective Time will be considered in making this representation. Such representations will be relied upon by Perkins Coie in connection with the opinion contemplated by Section 8.2(f) of the Merger Agreement.

                  (e)      Certain Partnerships.

                  Notwithstanding the representations contained in clauses (b) through (d) above, after the Effective Time a ViewStar Shareholder which is and has been since its formation a general or limited partnership for income tax purposes, as determined under Section 7701 of the Code and the underlying Treasury Regulations, may distribute all or part of the Digital Common Shares received by such ViewStar Shareholder in the Merger to all of its partners for no additional consideration and in a transaction in which no gain or loss is recognized for income tax purposes; provided, however, that (i) any such transfer shall be made pro rata based on each partner's ownership interest in such ViewStar Shareholder, (ii) prior to any distribution pursuant to this clause (e), each partner of such ViewStar Shareholder shall agree in writing to be bound by the terms of clause (b) above to the same extent as the ViewStar Shareholder that transferred the Digital Common Shares to such partner and (iii) the partnership interest in the ViewStar Shareholder held by each partner at the time of the distribution has been continuously held by such partner, and is unchanged from the proportionate interest held by such partner, since the execution of the Merger Agreement.

         2.       REPRESENTATIONS AND WARRANTIES OF DIGITAL SHAREHOLDERS

         Each Digital Shareholder represents and warrants to Digital and the ViewStar Shareholders that:

                  (a)      General Representations.

                            (i) As of the date hereof, such Digital Shareholder
owns beneficially or of record, the number of Digital Common Shares set forth on Schedule A hereto, and there are no outstanding proxies with respect to such Shares.

                            (ii) Such Digital Shareholder has the requisite
power to enter into this Agreement and to carry out his or her obligations hereunder.

                            (iii) This Agreement is a legal and valid agreement
and obligation binding upon such Digital Shareholder, enforceable against such Digital

Shareholder in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application which may affect the enforcement of creditors' rights generally and by general equitable principles.

                            (iv) The execution and delivery of this Agreement
does not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of or default (with or without notice or lapse of time or both) under, any provision of any agreement, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to such Digital Shareholder or to his or her property or assets.

                            (v) No consent, approval, order or authorization of,
or registration, declaration or filing with, any court or Governmental Body, is required by or with respect to such Digital Shareholder in connection with the execution and delivery of this Agreement or the consummation by such Digital Shareholder of the transactions contemplated hereby.

                  (b)      Pooling Covenants and Representations.

                            (i) During the period from the execution hereof
until 30 days prior to the Effective Time, without the consent of Digital (which shall not be unreasonably withheld) such Digital Shareholder will not sell, transfer or otherwise dispose of any securities of Digital held by such Shareholder except for (A) transfers or other dispositions of a number of Digital Common Shares less than 10% of the sum of (1) the number of Digital Common Shares held by such Digital Shareholder and (2) the number of Digital Common Shares subject to currently exercisable options held by such Digital Shareholder, (B) transfers or other dispositions by operation of law upon the death of such Digital Shareholder or by the estate of such Digital Shareholder if necessary to pay estate taxes, or (C) other transfers or dispositions that will not prevent Digital from accounting for the Merger as a pooling of interests, taking into account the actions of other Affiliates.

                            (ii) From and after 30 days prior to the Effective
Time, such Digital Shareholder will not sell, transfer or otherwise dispose of any securities of Digital until after such time as results covering at least 30 days of combined operations of Digital and ViewStar have been published by Digital, in the form of a quarterly earnings report, an effective registration statement filed with the SEC, a report to the SEC on Form 10-K, 10-Q or 8-K, or any other public filing or announcement which includes the combined sales and net income, except for transfers or other dispositions that, taking into account the actions of other Affiliates, will not prevent Digital from accounting for the Merger as a pooling of interests.

         3.       REPRESENTATIONS AND WARRANTIES OF DIGITAL AND VIEWSTAR

         (a) Digital represents and warrants to the ViewStar Shareholders that:

                   (i) Digital is a corporation duly organized, validly existing and in good standing under the laws of the state of Washington.

                   (ii) Digital has the requisite corporate power to enter into this Agreement and to carry out its obligations hereunder.

                   (iii) This Agreement is a legal and valid agreement and obligation binding upon Digital, enforceable against Digital in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application which may affect the enforcement of creditors' rights generally and by general equitable principles.

         (b) ViewStar represents and warrants to Digital and the Digital Shareholders that:

                   (i) ViewStar is a corporation duly organized, validly existing and in good standing under the laws of the state of California.

                   (ii) ViewStar has the requisite corporate power to enter into this Agreement and to carry out its obligations hereunder.

                   (iii) This Agreement is a legal and valid agreement and obligation binding upon ViewStar, enforceable against ViewStar in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application which may affect the enforcement of creditors' rights generally and by general equitable principles.

         4.       OBLIGATION OF THE VIEWSTAR SHAREHOLDERS TO APPROVE MERGER

                  (a) Each ViewStar Shareholder hereby irrevocably agrees to attend any special meeting of the shareholders of ViewStar called for the purpose of approving the Merger Agreement and/or the Merger (the "ViewStar Shareholders Meeting"), in person or by proxy, and to vote (or cause to be voted) all Shares, and any other voting securities of ViewStar, whether issued heretofore or hereafter, that such

ViewStar Shareholder owns or has the right to vote, for approval and adoption of the Merger Agreement and the Merger, such agreement to vote to apply also to any adjournment or adjournments of the ViewStar Shareholders Meeting. In the event that ViewStar should elect to solicit consents to the Merger in lieu of holding the ViewStar Shareholders Meeting, each ViewStar Shareholder hereby irrevocably agrees to execute (or cause to be executed) a consent or consents with respect to all Shares, and any other voting securities of ViewStar, whether issued heretofore or hereafter, that such ViewStar Shareholder owns or has the right to vote, for approval and adoption of the Merger Agreement and the Merger.

                  (b) To the extent inconsistent with the foregoing provisions of this Section 4, each ViewStar Shareholder hereby revokes any and all previous proxies with respect to such ViewStar Shareholder's Shares or any other voting securities of ViewStar.

         5.       OBLIGATION OF DIGITAL SHAREHOLDERS TO APPROVE ISSUANCE

                  (a) Each Digital Shareholder hereby agrees to attend the Digital Shareholders Meeting, in person or by proxy, and to vote (or cause to be voted) all Digital Common Shares, and any other voting securities of Digital, whether issued heretofore or hereafter, that such Digital Shareholder owns or has the right to vote, for approval of the Issuance, such agreement to vote to apply also to any adjournment or adjournments of the Digital Shareholders Meeting.

                  (b) To the extent inconsistent with the foregoing provisions of this Section 5, each Digital Shareholder hereby revokes any and all previous proxies with respect to such Digital Shareholder's Digital Common Shares or any other voting securities of Digital.

         6.       TERMINATION OF AGREEMENTS

         Subject to and effective upon consummation of the Merger, each ViewStar Shareholder hereby irrevocably waives, and agrees to execute any agreement providing for the termination of, any and all preemptive rights, rights of first refusal or first offer or any registration rights with respect to any Shares or other securities of ViewStar or any securities issued in exchange therefor.

         7.       TERMINATION

         This Agreement shall terminate on the earliest of: (i) mutual written consent of the parties hereto or (ii) the date on which the Merger Agreement is terminated in accordance with Article IX thereof. Upon the termination of this Agreement pursuant to this Section 7, none of the parties to this Agreement shall have any further obligation hereunder.

         8.       NOTICES

         All notices, requests, demands or other communications required by or otherwise with respect to this Agreement shall be in writing and shall be deemed to have been duly given to any party when delivered personally (by courier service or otherwise), when delivered by facsimile and confirmed by return facsimile , or seven days after being mailed by first-class mail, postage prepaid and return receipt requested in each case to the applicable addresses set forth below:

                  If to Digital:

                           Digital Systems International, Inc.
                           6464 185th Avenue NE
                           Redmond, Washington  98052
                           Attn.:  General Counsel
                           Facsimile:  (206) 869-4511

                  with a copy to:

                           Perkins Coie
                           1201 Third Avenue, 40th Floor
                           Seattle, Washington  98101-3099
                           Attn.:  Michael E. Stansbury
                           Facsimile:  (206) 583-8500

                  If to ViewStar:

                           ViewStar Corporation
                           1101 Marina Village Parkway
                           Alameda, California  94501
                           Attn:  President
                           Facsimile:  (510) 337-2226

                  with a copy to:

                           Wilson Sonsini Goodrich & Rosati
                           650 Page Mill Road
                           Palo Alto, California  94304-1050
                           Attn.:  Robert B. Jack
                           Facsimile:  (415) 493-6811

                  If to the Digital Shareholders, to their respective addresses set forth on Schedule A hereto, with copies to:

                           Perkins Coie
                           1201 Third Avenue, 40th Floor
                           Seattle, Washington  98101-3099
                           Attn.:  Michael E. Stansbury
                           Facsimile:  (206) 583-8500

                  If to the ViewStar Shareholders, to their respective addresses set forth on Schedule B hereto, with copies to:

                           Wilson Sonsini Goodrich & Rosati
                           650 Page Mill Road
                           Palo Alto, California  94304-1050
                           Attn.:  Robert B. Jack
                           Facsimile:  (415) 493-6811

or to such other address as such party shall have designated by notice so given to each other party.

         9.       TRANSFER; ASSIGNMENT

         Neither this Agreement nor any of the rights, interests or obligations in this Agreement shall be assigned by any of the parties hereto without the prior written consent of the other parties hereto. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

         10.      AMENDMENT

         This Agreement cannot be amended or modified except by a written instrument executed by the parties to this Agreement who propose to be bound by the amendment or modification.

         11.      HEADINGS

         The headings in this Agreement are inserted for convenience of reference only and are not intended to be a part of or affect the meaning or interpretation of this Agreement.

         12.      ENTIRE AGREEMENT

         This Agreement supersedes any and all oral or written agreements and understandings heretofore made relating to the subject matter hereof and contains the entire agreement of the parties hereto relating to the subject matter hereof.

         13.      GOVERNING LAW

         This Agreement shall be governed by and construed in accordance with the internal laws of the state of Washington without regard to conflicts-of-laws principles.

         14.      REMEDIES

         Each party hereto acknowledges that the other parties to this Agreement may not have an adequate remedy at law for money damages in the event that this Agreement is not performed by such party in accordance with its terms and, therefore, agrees that each party shall be entitled to specific performance of, and injunctive relief to prevent any violation of, the terms hereof, in addition to any other remedy or relief available at law or in equity, and further agrees not to take action, directly or indirectly, in opposition to any other party's seeking such specific enforcement or injunctive relief.

         15.      SEVERABILITY

         If any term of this Agreement or the application thereof to any party or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such term to the other parties or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by applicable law; provided, however, that in such event the parties shall negotiate in good faith in an attempt to agree to another provision (in lieu of the term or application held to be invalid or unenforceable) that will be valid and enforceable and will carry out the parties' intentions hereunder.

         16.      NO WAIVER

         The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

         17.      NO THIRD PARTY BENEFICIARIES

         This Agreement is not intended to be for the benefit of and shall not be enforceable by any Person who or which is not a party hereto.

         18.      LIMITATION ON LIABILITY

         No ViewStar Shareholder shall have any liability hereunder for any actions or omissions of any other ViewStar Shareholder or any Digital Shareholder, and no Digital Shareholder shall have any liability hereunder for any actions or omissions of any other Digital Shareholder or any ViewStar Shareholder.

         19.      COUNTERPARTS

         This Agreement may be executed in several counterparts, each of which will be deemed an original but all of which together constitute one and the same instrument.

         20.      AFFILIATE STATUS

         The execution of this Agreement by each of the ViewStar Shareholders and Digital Shareholders shall not be deemed to be an admission by such ViewStar Shareholder or Digital Shareholder that such ViewStar Shareholder or Digital Shareholder is an "affiliate" of ViewStar or Digital, as the case may be, within the meaning of Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


DIGITAL SYSTEMS INTERNATIONAL, INC.
                                             VIEWSTAR CORPORATION


By
   -------------------------                 By
  Its                                          ---------------------------------
     -----------------------                   Its
                                                  ------------------------------








DIGITAL SHAREHOLDERS:                        VIEWSTAR SHAREHOLDERS:

                                             Inman & Bowman



---------------------------------            -----------------------------------
Tom A. Alberg                                By
                                               ---------------------------------
                                               Its
                                                  ------------------------------






---------------------------------            Inman & Bowman Entrepreneurs
H. Robert Gill


---------------------------------            -----------------------------------
Harvey N. Gillis                             By
                                               ---------------------------------
                                               Its
                                                 ------------------------------



---------------------------------
Patrick S. Howard                            Institutional Venture Management IV


---------------------------------
David J. Ladd
                                             -----------------------------------
                                             By
                                               ---------------------------------
                                               Its
                                                  ------------------------------

                                              Institutional Venture Partners IV



                                              ----------------------------------
                                              By
                                                --------------------------------
                                                Its
--------------------------------                   -----------------------------
Robert S. Leventhal

--------------------------------
Cynthia Stroum
                                              J.P. Morgan Investment Corporation



--------------------------------
Thomas R. Clark

                                              ----------------------------------
--------------------------------              By
Steve L. Adams                                  --------------------------------
                                                Its
                                                   -----------------------------



--------------------------------              Sixty Wall Street SBIC Fund
John J. Flavio


                                              ----------------------------------
                                              By
--------------------------------                --------------------------------
Edmund D. Wilsbach                              Its
                                                   -----------------------------



                                             Mayfield Associates


                                             ----------------------------------
                                             By
                                               --------------------------------
                                               Its
                                                  -----------------------------

                                            Mayfield Associates Fund II


                                             ----------------------------------
                                             By
                                               --------------------------------
                                               Its
                                                  -----------------------------








                                             Mayfield VI



                                             ----------------------------------
                                             By
                                               --------------------------------
                                               Its
                                                  -----------------------------



                                             Mayfield VII


                                             ----------------------------------
                                             By
                                               --------------------------------
                                               Its
                                                  -----------------------------



                                             Technology Partners West Fund II


                                             ----------------------------------
                                             By
                                               --------------------------------
                                               Its
                                                  -----------------------------

                                          Technology Partners West Fund III


                                          --------------------------------------
                                          By
                                            ------------------------------------
                                            Its
                                               ---------------------------------




                                          Technology Partners West Fund IV, L.P.


                                          --------------------------------------
                                          By
                                            ------------------------------------
                                            Its
                                               ---------------------------------




                                          TPW Venture Partners IX


                                          --------------------------------------
                                          By
                                            ------------------------------------
                                            Its
                                               ---------------------------------



                                          Wongfratis Company


                                          --------------------------------------
                                          By
                                            ------------------------------------
                                            Its
                                               ---------------------------------

                                                         -----------------------
                                                         Kamran Kheirolomoom



                                                         -----------------------
                                                         Gayle A. Crowell



                                                         -----------------------
                                                         Robert I. Pender, Jr.



                                                         -----------------------
                                                         John E. Ardell, III

                                   SCHEDULE A
                                       TO
                             SHAREHOLDERS AGREEMENT

                                                                       DIGITAL COMMON                DIGITAL COMMON
                                                                      SHARES BENEFICIALLY           SHARES SUBJECT TO
                     DIGITAL SHAREHOLDERS                                   OWNED                    OUTSTANDING OPTIONS
-------------------------------------------------------               -------------------           -------------------
   Tom A. Alberg                                                                11,100                        10,000
       c/o Madrona Investment Group LLC
       1201 Third Avenue, 40th Floor
       Seattle, WA  98101

   H. Robert Gill                                                                    0                         5,000
       6368 Swallow Lane
       Boulder, CO 80303-1456

   Harvey N. Gillis                                                             30,000                        10,000
       c/o Advanced Technology Labs
       22100 Bothell-Everett Highway
       Bothell, WA  98021

   Patrick S. Howard                                                             6,000                       175,000
       c/o Digital Systems International, Inc.
       6464 - 185th Avenue NE
       Redmond, WA  98052

   David J. Ladd                                                                     0                         7,000
       c/o Octel Communications
       1001 Murphy Ranch Rd.
       Milpitas, CA 95035

   Robert S. Leventhal                                                             750                         7,000
       1261 Parkside Drive E.
       Seattle, WA 98112-3717

   Cynthia Stroum                                                               97,774                        10,000
       1420 Fifth Avenue, Suite 3000
       Seattle, WA  98101

   Thomas R. Clark                                                               4,093                       115,000
       c/o Digital Systems International, Inc.
       6464 - 185th Avenue NE
       Redmond, WA  98052

   Steve L. Adams                                                                    0                       100,000
       c/o Digital Systems International, Inc.
       6464 - 185th Avenue NE
       Redmond, WA  98052

   John J. Flavio                                                                3,868                        83,000
       c/o Digital Systems International, Inc.
       6464 - 185th Avenue NE
       Redmond, WA  98052

   Edmund D. Wilsbach                                                                0                        70,600
       c/o Digital Systems International, Inc.
       6464 - 185th Avenue NE
       Redmond, WA  98052

                                   SCHEDULE B
                                       TO
                             SHAREHOLDERS AGREEMENT

                                                                                                  SHARES OF COMPANY
                                                                                                   COMMON STOCK
                                                           SHARES ISSUABLE     SHARES ISSUABLE     ISSUABLE UPON
                                           SHARES OF       UPON EXERCISE OF   UPON EXERCISE OF     CONVERSION OF
                                            COMPANY         OUTSTANDING         OUTSTANDING         COMPANY
VIEWSTAR SHAREHOLDERS                        COMMON         OPTIONS              WARRANTS          PREFERRED STOCK          TOTALS
------------------------------------------------------------------------------------------------------------------------------------


Inman & Bowman                                 430,162                          14,414                248,998              704,790
Inman & Bowman Entrepreneurs                     7,950                             146                  3,119
   ATTN:  Grant Inman
   4 Orinda Way
   Building D, Suite 150
   Orinda, CA  94563
------------------------------------------------------------------------------------------------------------------------------------

Institutional Venture Mgmt IV                    5,156                             171                  2,966              552,813
Institutional Venture Partners IV              338,525                          11,246                194,749
   ATTN:  Geoffrey Yang
   3000 Sand Hill Road
   Building 2, Suite 290
   Menlo Park, CA  94108
------------------------------------------------------------------------------------------------------------------------------------

JP Morgan Investment Corporation               426,393                          11,821                205,345              654,760
Sixty Wall Street SBIC Fund                                                                            11,201
   ATTN:  Donald Patrick
   60 Wall Street
   New York, NY  10260
------------------------------------------------------------------------------------------------------------------------------------

Mayfield Associates                             21,686                             618                 11,219            1,141,504
Mayfield Associates Fund II                      7,531                             366                  5,749

                                                                                                SHARES OF COMPANY
                                                                                                   COMMON STOCK
                                                           SHARES ISSUABLE     SHARES ISSUABLE     ISSUABLE UPON
                                           SHARES OF       UPON EXERCISE OF   UPON EXERCISE OF     CONVERSION OF
                                            COMPANY         OUTSTANDING         OUTSTANDING         COMPANY
VIEWSTAR SHAREHOLDERS                        COMMON         OPTIONS              WARRANTS          PREFERRED STOCK      TOTALS
-----------------------------------------------------------------------------------------------------------------------------------


Mayfield VI                                  520,477                             14,832                 269,258
Mayfield VII                                 159,830                              7,772                 122,167
   ATTN:  F. Gibson Myers
   2800 Sand Hill Road, Suite 250
   Menlo Park, CA 94025
-----------------------------------------------------------------------------------------------------------------------------------

Technology Partners West Fund II              69,165                                893                  22,551       378,523
Technology Partners West Fund III             69,164                                893                  22,551
Technology Partners West Fund IV             136,600                              1,786                  44,813
TPW Venture Partners IX                        8,657                                                      1,451
   ATTN:  William Hart
   1550 Tiburon Blvd., Suite A
   Belvedere, CA 94920
-----------------------------------------------------------------------------------------------------------------------------------

Wongfratris Company                          233,497                              6,471                 118,557       358,525
   ATTN:  Hon Wong
   51 Jordan Place
   Palo Alto, CA 94303
-----------------------------------------------------------------------------------------------------------------------------------

Kamran Kheirolomoom                          263,428              71,428                                              334,856
   c/o  Viewstar Corporation
   1101 Marina Village Parkway
   Alameda, CA 94501
-----------------------------------------------------------------------------------------------------------------------------------


Gayle Crowell                                 85,714              42,857                                              128,571
   25205 Palomares Road
   Castro Valley, CA 94552
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                SHARES OF COMPANY
                                                                                                   COMMON STOCK
                                                           SHARES ISSUABLE     SHARES ISSUABLE     ISSUABLE UPON
                                           SHARES OF       UPON EXERCISE OF   UPON EXERCISE OF     CONVERSION OF
                                            COMPANY         OUTSTANDING         OUTSTANDING         COMPANY
VIEWSTAR SHAREHOLDERS                        COMMON         OPTIONS              WARRANTS          PREFERRED STOCK      TOTALS
--------------------------------------------------------------------------------------------------------------------------------


Robert Pender                                45,714            24,287                                                     70,001
  c/o ViewStar Corporation
  1101 Marina Village Parkway
  Alameda, CA 94501
--------------------------------------------------------------------------------------------------------------------------------

J. E. Ardell III                             10,714                                                     3,764             14,478
   25570 Hatton Road
   Carmel, CA  93923
--------------------------------------------------------------------------------------------------------------------------------

Umang Gupta                                                                                            18,571
   523 Harvard Road
   San Mateo, Ca 94402
--------------------------------------------------------------------------------------------------------------------------------

TOTAL OF COLUMNS                           2,840,363            157,143            71,429            1,288,458          4,357,393
================================================================================================================================